                                    McM FUNDS


                         McM Principal Preservation Fund



                                   PROSPECTUS


                               September 14, 2000
                           As revised December 7, 2000














The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

McM Funds - Prospectus


McM PRINCIPAL PRESERVATION FUND

                                Table of Contents


The Fund

Fees and Expenses of the Fund

Management of the Fund

Buying and Selling Fund Shares

Pricing of Fund Shares

Distributions and Taxes

Other Investment Strategies and Risks

Financial Highlights

Additional Information                                                Back Cover

                         McM Principal Preservation Fund

Type of Fund: A Taxable Money Market Fund

--------------------------------------------------------------------------------

Investment Goal

     Maximum current income consistent with maintaining liquidity and preserving capital.

Principal Investment Strategies

     The Fund invests in short-term, high-quality, U.S. dollar-denominated securities with remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain a stable $1.00 share price.

     In managing the portfolio, the Fund's advisor looks for securities that appear to offer the best relative value based on an analysis of:

          o  credit quality

          o  interest rate sensitivity

          o  yield

          o  price

     The Fund invests at least 95% of its assets in either U.S. government securities or short-term debt securities assigned the highest rating by at least two nationally-recognized statistical rating agencies such as Standard & Poor's Ratings Service (at least AA), Moody's Investors Service, Inc. (at least Aa) or Fitch Investors Service, Inc. (at least AA). From time to time, the Fund may also invest in unrated securities that the advisor believes are comparable to high-quality, short-term debt securities. The Fund may not invest more than 5% of its assets in unrated securities and short-term debt securities assigned the second highest rating.

     The Fund principally invests in:

          o securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities

          o securities issued by U.S. banks, including bankers acceptances, repurchase agreements and certificates of deposit

          o commercial paper assigned the highest short-term debt rating by two independent rating agencies or believed to be of comparable quality by the advisor

Principal Risks

     Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Additional risks associated with an investment in the Fund include:

          o an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

          o an issuer may become insolvent and default in meeting interest and principal payments

          o the Fund's yield will fluctuate with changes in short-term interest rates

Suitability

     The Fund may be appropriate for investors who wish to avoid fluctuations in principal while earning interest income. Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds that invest in lower-rated securities or securities with longer maturities.

Past Fund Performance

     The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

     The bar chart shows changes in the Fund's performance from year to year. The figures assume reinvestment of all dividends and distributions.


        2.21%           5.72%              5.15%              5.38%               5.30%              4.92%
--------------------------------------------------------------------------------------------------------------
        1994            1995               1996               1997                1998               1999


         Year-to-Date Return                                  2.86% as of June 30, 2000
         Best Quarter                                         1.42% in the third quarter of 1995
         Worst Quarter                                        1.14% in the second quarter of 1999


                                Performance Table
             (Average Annual Total Returns as of December 31, 1999)

                                                   1 Year          3 Years           5 Years           Since
                                                                                                     Inception*
    =============================================================================================================
      McM Principal Preservation Fund               4.92%           5.20%             5.29%            5.24%

The seven-day yield as of 12/31/99 was 5.34%. Call 800-788-9485 between 10:30 a.m. and 7:30 p.m. Eastern time for the current yield.

* Inception date July 13, 1994.

  [Definition of Commercial Paper: Negotiable short-term, unsecured promissory notes generally sold at a discount with a maximum maturity of nine months.]

[Definition of Liquidity: the ability to convert assets easily and quickly into cash. High liquidity produces flexibility for a firm or an investor in a low-risk position, but tends to decrease profitability.]

Fees and Expenses of the Fund

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund does not impose any front-end load, deferred sales load or Rule 12b-1 distribution fee. Shareholders are not charged for exchanging shares or reinvesting dividends.

                                                                        McM
                                                                     Principal
                                                                   Preservation
                                                                       Fund
                                                                   ------------

Annual Fund Operating Expenses:
(expenses that are deducted from Fund assets)

Management Fees                                                        0.25%

Other Expenses                                                         0.26%
                                                                       -----
Total Annual Operating
Expenses***                                                            0.51%
                                                                       =====


*** These are the gross fees and expenses that the Fund would have incurred for the fiscal year ended June 30, 2000, if the advisor had not waived any fees and/or reimbursed certain expenses. The advisor currently intends to continue to waive and or reimburse certain expenses indefinitely, but this voluntary action by the advisor may be discontinued at any time on 60 day's notice. With this action by the advisor, actual expenses were:

Management Fees                                                        0.04%

Other Expenses                                                         0.26%
                                                                       -----
Net Annual Operating
Expenses                                                               0.30%
                                                                       =====


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

     o    you invest $10,000 in the fund for the time periods indicated;

     o    you redeem all of your shares at the end of each time period;

     o    your investment has a 5% return each year;

     o    all distributions are reinvested; and

     o    operating expenses of each fund remain the same.

This example is for comparison only. Actual return and expenses will be different and the Fund's performance and expenses may be higher or lower. The numbers are based on total fund operating expenses. Based on the above assumptions, your costs for the Fund would be:

                                             1 year     3 years      5 years       10 years
---------------------------------------------------------------------------------------------
                                              $52         $164         $285          $640

Management of the Fund

The advisor for the Fund is:

                                    McMorgan & Company
                                    One Bush Street, Suite 800
                                    San Francisco, California 94104

The advisor is responsible for selecting, purchasing, monitoring and selling securities in the Fund's investment portfolio. The advisor also arranges for the transfer agency, custody and all other services necessary to operate the Fund.

McMorgan & Company was founded in 1969. McMorgan & Company also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusteed plans. As of June 30, 2000, the advisor had approximately $28 billion of assets under management, including investment company assets of approximately $690 million.

Portfolio Management

An investment management team at McMorgan & Company manages the Fund's investments. No member of the investment management team is solely responsible for making recommendations for portfolio purchases and sales.

Management Fees

The Fund pays the advisor an annual advisory fee of 0.25% of average daily net assets for providing investment advisory services. During the most recent fiscal year, after taking into account fee waivers, the Fund paid 0.04% of the Fund's average daily net assets in investment advisory fees to McMorgan & Company.

The fees paid to the advisor reflect a voluntary undertaking to waive fees and/or reimburse expenses so that total operating expenses do not exceed 0.30% of the Fund

Although the Advisor currently intends to continue the fee waiver and/or expense reimbursements, this voluntary action by the advisor may be discontinued on 60 day's notice. Any waiver or reimbursement by the advisor is subject to repayment by the Funds within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.

Buying and Selling Fund Shares

Shares of the Fund are continuously offered through broker/dealers, financial institutions and financial intermediaries that have selling agreements with McM Funds, a Delaware business trust (the "Trust"), of which the Fund is one series ("qualified financial intermediaries"). Shares are sold at the NAV per share next determined after the Trust or the qualified financial intermediary receives and accepts a proper purchase request. Qualified financial intermediaries are designated agents of the Fund for certain purposes relating to the timing of the receipt of purchase and redemption orders. The Trust, the Fund and the Fund's distributor reserve the right to reject any purchase order from any party for shares of any Fund.

The Fund will ordinarily make payment for redeemed shares within seven business days after the Trust or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Trust or its designated agent receives and accepts the shareholder's request in proper form.

Participants in qualified retirement plans will normally receive various materials from their plans which describe the methods by which a participant may purchase, exchange, transfer or redeem shares.

Financial intermediaries may charge a separate fee for assisting in the processing any of these transactions.

Additional Information on Buying and Selling Fund Shares

General Policies

The Fund reserves the right to:

     o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order.

     o make redemptions-in-kind (payments in portfolio securities rather than cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

     o refuse purchase or exchange requests in excess of 1% of the Fund's total assets.

     o    change the minimum investment amounts.

     o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

     o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Exchange Privileges

Shareholders of any class of shares of the other funds within the Trust may exchange their shares of such other funds for shares of the Fund. Shares of the Fund may be exchanged for shares of any of the other funds. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements. An investor should request a copy of the prospectus for the Trust before making a decision to invest in any other funds in the Trust, either directly or by an exchange of Fund shares. Exchanges may be made by mail or telephone if authorized on the Account Registration Form. Telephone exchanges may be difficult to implement in times of drastic economic or market changes.

An exchange may result in a capital gain or loss for tax purposes. The Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions.

Pricing of Fund Shares

The price of the Fund's shares is based on the Net Asset Value (NAV) of the Fund's portfolio. The Fund calculates NAV by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), normally 4 p.m. Eastern time. There is no sales charge in connection with the purchase of shares. The NAV for the Fund will not be calculated on national bank holidays and the Fund does not price shares on days when the NYSE is closed, which currently includes New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The portfolio securities of the Fund are valued at amortized cost. Under this method of valuation, the advisor values the security at cost and then assumes a constant amortization of any discount or premium to maturity of the security.

Distributions and Taxes

The Fund generally pays dividends and distributions of its net investment income and net capital gains, as described in the table below.

Reinvestment Option

Dividend and capital gain distributions will be automatically reinvested in the Funds unless you elect to receive them by check. You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested at the ex-dividend date at the NAV determined at the close of business that day. There are no fees or charges on reinvestments.

Taxes on Dividends and Distributions

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable as ordinary income. Capital gains distributions may be taxable at different rates depending on how long the Fund held the assets that generated the capital gain. This is true no matter how long you have owned your shares or whether you reinvest your distributions or receive them in cash.

The sale of Fund shares or the exchange of shares between two funds is considered a taxable event; you may realize a capital gain or loss on these transactions. You should consult your own tax advisor for more specific information about federal, state and local tax consequences.


Type of Distribution                                    Declared & Paid            Federal Tax Status
========================================================================================================
Dividends from Net Investment Income                    declared daily/            ordinary Income
                                                        paid monthly

Short-term Capital Gains                                annually                   ordinary income

Long-term Capital Gains                                 annually                   capital gain

Distributions from the Fund are expected to be primarily ordinary income. Because of the nature of the Fund's portfolio, it is unlikely that this Fund will generate capital gains or losses.

Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. There will also be information showing which portion of the distributions are not taxable in certain states.

Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in Fund shares.

Backup Withholding

Shareholders may have 31% of their distributions and proceeds withheld if the Fund does not have complete, correct taxpayer information on file as required by law.

Other Investment Strategies and Risks

The Fund's main investment strategies are set out in the front of the prospectus. The Funds may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Funds' Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800-831-1994.

Defensive Investing

The Fund may occasionally take temporary defensive positions when the advisor deems it necessary to respond to adverse economic, political or other conditions. At such time, the Funds may invest temporarily and without limitation in U. S. government obligations, money market instruments and repurchase agreements. When a Fund takes a temporary investment position, it may not achieve its investment goals.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

The table below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                                McM Principal
                                                                              Preservation Fund
                                                   -----------------------------------------------------------------------
                                                      For the        For the        For the        For the       For the
                                                    Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                     06/30/00       06/30/99       06/30/98       06/30/97       06/30/96
                                                   ------------   ------------   ------------   ------------   -----------
Net Asset Value, beginning of year .............    $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                    -------        -------        -------        -------        -------
 Income from investment operations
 Net investment income .........................       0.05           0.05           0.05           0.05           0.05
                                                    -------        -------        -------        -------        -------
  Total from investment operations .............       0.05           0.05           0.05           0.05           0.05
                                                    -------        -------        -------        -------        -------
 Less Distributions:
 From net investment income ....................      (0.05)         (0.05)         (0.05)         (0.05)         (0.05)
                                                    -------        -------        -------        -------        -------
  Total distributions ..........................      (0.05)         (0.05)         (0.05)         (0.05)         (0.05)
                                                    -------        -------        -------        -------        -------
Net Asset Value, end of year ...................    $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                    =======        =======        =======        =======        =======
Total return ...................................       5.48%          4.97%          5.41%          5.24%          5.39%

Ratios/Supplemental Data
 Net assets, end of year (in 000's) ............    $71,038        $85,940        $48,184        $32,703        $24,195
 Ratio of expenses to average net assets before
  reimbursement and recovery of expenses by
  Advisor ......................................       0.51%          0.61%          0.67%          0.77%          0.93%
 Ratio of expenses to average net assets after
  reimbursement of expenses by Advisor .........       0.30%          0.30%          0.30%          0.30%          0.30%
 Ratio of net investment income to average net
  assets before reimbursement of expenses by
  Advisor ......................................       5.11%          4.53%          4.92%          4.65%          4.60%
 Ratio of net investment income to average net
  assets after reimbursement of expenses by
  Advisor ......................................       5.32%          4.84%          5.29%          5.12%          5.23%
 Portfolio turnover ............................        N/A            N/A            N/A            N/A            N/A

Additional Information

For investors who want more information about the Fund or other funds within the Trust, the following documents are available free upon request:

Prospectuses for other funds in the Trust: The McM Funds prospectus provides information about each fund in the Trust which an investor should know before making a decision to invest.

Annual and Semiannual Reports: Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

You can get free copies of these reports, the SAI, and the Trust's other prospectuses, or request other information and ask questions about the Funds by contacting:

                                    McM Funds
                                    One Bush Street, Suite 800
                                    San Francisco, CA 94104
                                    Telephone: 800-831-1994
                                    Internet address: www.mcmfunds.com
                                                      ----------------

These reports and other information about the McM Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicoinfor@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.




The Fund's SEC File No. is 811-8370.